UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2011

FEDERAL HOME LOAN BANK OF SEATTLE

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51406	91-0852005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Fourth Avenue, Suite 1800
Seattle, WA  98101-1693
(Address of principal executive offices, including zip code)

206.340.2300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On February 23, 2011, the Federal Home Loan Bank of Seattle (the "Seattle Bank") issued a letter to members discussing its preliminary financial results for the fiscal year ended December 31, 2010, its goals, and certain key financial metrics. The preliminary financial results were included in a Current Report on Form 8-K furnished on February 17, 2011.
     A copy of the letter to members is included as Exhibit 99.1 and incorporated herein. The information contained in Exhibit 99.1 is being furnished pursuant to Item 2.02, as well as Item 7.01 below, of this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosures
See information included in Item 2.02 above, which is incorporated herein.

Item 9.01 Financial Statements and Exhibits
 (d)      Exhibits.

99.1	Letter to Members dated February 23, 2011

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Seattle

Date: February 23, 2011	By: /s/ Steven R. Horton
Name: Steven R. Horton Title: Acting President and Chief Executive Officer

Exhibit Index

Exhibit No.                      Description

99.1	Letter to Members dated February 23, 2011.